CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I,   Stephen  G.  Bondi,   President  of  BTOP50   Managed   Futures  Fund  (the
"Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    6/27/08                   /s/ Stephen G. Bondi
     ----------------------        ---------------------------------------------
                                   Stephen G. Bondi, President
                                   (principal executive officer)


I, Jay S. Lee, Vice President, Treasurer and CFO of BTOP50 Managed Futures Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    6/26/08                   /s/ Jay S. Lee
     ----------------------        ---------------------------------------------
                                   Jay S. Lee, Vice President, Treasurer and CFO
                                   (principal financial officer)